UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                               FORM 8-K

                            CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported) November 20, 2003

                Gold Camp Cripple Creek Colorado, Inc.
          (Exact name of Registrant as specified in charter)


              Nevada                0-32993            88-0514534
  (State or other jurisdiction    (Commission       (I.R.S. Employer
        of incorporation)         File Number)        Identification)

         1 Fulton Avenue, Shawnee Town, IL               62984
      (Address of principal executive offices)         (Zip Code)


Registrant's telephone number, including area code: (618) 269-3101

                                  N/A
   (Former name or former address, if changed, since last report)

ITEM 1, 2, 3 - NOT APPLICABLE

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     Effective November 20, 2003, the Company's independent auditors, Beckstead and Watts, LLP, resigned as principal auditor for Gold Camp Cripple Creek Colorado, Inc. Before terminating the client-auditor relationship between Gold Camp Cripple Creek Colorado, Inc. and Beckstead and Watts, LLP, the independent auditing firm of Beckstead and Watts, LLP had completed a review covering the quarter ended September 30, 2003 on the financial statements of Gold Camp Cripple Creek Colorado, Inc. None of the audit reports of Beckstead and Watts, LLP on the financial statements of Gold Camp Cripple Creek Colorado, Inc. for the past two years contained any adverse opinion or disclaimer of opinion, however, the audit reports contained going concern qualifications, which are common to development stage companies. At no time were there any disagreements between Gold Camp Cripple Creek Colorado, Inc. and Beckstead and Watts, LLP on any matter of accounting principles or practices, financial statement disclosures or auditing scopes or procedures.


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     The board of directors of Gold Camp Cripple Creek
Colorado, Inc. at a meeting held November 20, 2003 approved the resignation of Beckstead and Watts, LLP and held a discussion as to the engagement of a new accounting firm to serve as the Company's independent accountant to review the financial statements of Gold Camp Cripple Creek Colorado,
Inc. beginning with the year ended December 31, 2003.  The
Company expects this engagement to be in full force and effect prior to December 31, 2003.

ITEM 5, 6 - NOT APPLICABLE

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (a) Exhibit No. 1: Letter from Beckstead and Watts, LLP

ITEM 8, 9 - NOT APPLICABLE





SIGNATURES

Pursuant to the requirements of the Securities and Exchange
Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: November 25, 2003
      -----------------


                         Gold Camp Cripple Creek Colorado, Inc.


                         By: /s/ John Schaffer
                             -----------------
                             John Schaffer, Secretary


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Beckstead and Watts, LLP
Certified Public Accountants
                                       3340 Wynn Rd., Ste. B
                                         Las Vegas, NV 89102
                                                702.257.1984
                                            702.362.0540 fax




November 25, 2003


Securities and Exchange Commission
Washington, D.C. 20549


Gentlemen/Madams,

We were previously the principal accountants for Gold Camp Cripple Creek Colorado, Inc. (the "Company") and reported on the financial statements of the Company for the year ended
December 31, 2002.    Effective November 20, 2003, we
notified the Company and resigned our appointment as principal accountant. We have read the Company's statements included under Item 4 of its Form 8-K dated November 25, 2003, and we agree with such statements.

Sincerely,

/s/ Beckstead and Watts, LLP

Beckstead and Watts, LLP


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